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                                                                   EXHIBIT 10.62

                    AMENDMENT NO. 1 TO MANAGEMENT AGREEMENT

     THIS AMENDMENT NO. 1 TO MANAGEMENT AGREEMENT (this "Amendment") effective as of November 14, 2000 is by between OEC Compression Corporation, an Oklahoma corporation ("OEC"), and Hanover Compression Limited Partnership, a Delaware limited partnership f/k/a/ Hanover Compression Inc. ("Hanover"). Terms used and not defined herein shall have the meanings assigned to them in the Management Agreement dated as of November 14, 2000 by and between OEC and Hanover (the "Management Agreement").

                                   RECITALS:

     A. On November 14, 2000, Hanover Compressor Company, a Delaware corporation and the parent of Hanover, Caddo Acquisition Corporation and OEC amended the Agreement and Plan of Merger dated as of July 13, 2000 (the "Merger Agreement") in order to, among other things, restrict and limit the definition of Company Material Adverse Effect (as defined in the Merger Agreement).

     B. In connection with the foregoing amendment of the Merger Agreement, the parties entered into the Management Agreement on November 14, 2000.

     C. The Parties intended that the Management Agreement provide that OEC's obligation to pay the management fee to Hanover for services rendered by Hanover under the Management Agreement would not be conditioned upon the closing of the merger, and the Parties agree that language to the contrary contained in the Management Agreement was included by mistake and does not reflect the intent of the Parties.

     D. In order to clarify the parties' agreement, OEC and Hanover desire to amend the Management Agreement as set forth in this Amendment.

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, OEC and Hanover hereby agree to amend the Management Agreement, effective as of November 14, 2000, as follows:

     1. Line 1 of Article IX of the Management Agreement is amended by deleting the words: "Conditioned upon the closing of the merger,".

     2. Line 2 of Section 12.1 of the Management Agreement is amended by replacing the words "January 15, 2001" with "April 15, 2001".

     3. The Management Agreement, as amended by this Amendment, supersedes all previous contracts between the Parties and constitutes the entire Agreement between the Parties
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with respect to the subject matter of the Management Agreement. No oral statements or prior written material not specifically incorporated herein shall be of any force and effect.

     4. This Amendment has been executed and delivered in and shall be interpreted, construed and enforced pursuant to and in accordance with the laws of the State of Texas.

     5. This Amendment shall be in writing and executed in multiple copies by duly authorized agents of the Parties. Each multiple copy shall be deemed an original, but all multiple copies together shall constitute one and the same instrument.

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                            Signature page follows]

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     IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment or caused this Amendment to be duly executed on its behalf by its officer thereunto duly authorized, as of March 1, 2001.

                              HANOVER COMPRESSION LIMITED PARTNERSHIP
                              a Delaware limited partnership

                              By:  Hanover LLC 3, LLC
                              Its:  General Partner


                                    By:    /s/ William S. Goldberg
                                    Name:  William S. Goldberg
                                    Title:  President


                              OEC COMPRESSION CORPORATION
                              an Oklahoma corporation


                              By:
                              Name:
                              Title: